COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Text Block]

18.     COMMITMENTS AND CONTINGENCIES

iASPEC, Bocom, Zhongtian, and Geo lease offices, employee dormitories and factory space in Shenzhen, Guangzhou, Beijing, Nanning and Chongqing in the PRC, under lease agreements that will expire on various dates through November 2015. For the years ended December 31, 2013, 2012 and 2011, the rent expense was approximately $352,000, $415,000 and $468,000 respectively. Future minimum lease payments under these lease agreements are as follows:

2014	$306,578
2015	259,752
Total	$566,330

On July 9, 2010, the Company entered into an agreement with the municipal government of Dongguan City, to purchase a land use right for a land of 101,764 square meters at a consideration of approximately $25.15 million (RMB153.6 million) to be paid in cash in installments. As of December 31, 2013, the Company has paid deposits of approximately $18.23 million (RMB111.37 million).